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                                                                    EXHIBIT 10.1



                                  AMENDMENT TO
                    PIONEER SECURITY LIFE INSURANCE COMPANY
                               SURPLUS DEBENTURE

1. This Amendment applies to the Pioneer Security Life Insurance Company Debenture dated August 31, 1994 issued to and held by American-Amicable Holdings Corporation in the original stated sum of $73,000,000 (the "Debenture").

2. The following sentence should be added to the end of the first full paragraph of the Debenture:

                 "In the event the Loan is repaid in full prior to the full repayment of the Surplus Debenture, the Rate shall become 10% on the first day of the month following the date of the Loan repayment."

3. This Amendment is a revision only, and not a novation. Except as otherwise provided, all of the terms and conditions of the Debenture shall remain in full force and effect.

4.   This Amendment is hereby executed on May 17, 1996 by the parties.


                                         AMERICAN-AMICABLE HOLDINGS CORPORATION


                                         By: /s/ SCOTT D. SILVERMAN
                                            -----------------------------------
                                            Its: Scott D. Silverman
                                                 Senior Vice President


                                         PIONEER SECURITY LIFE INSURANCE COMPANY


                                         By: /s/ SCOTT D. SILVERMAN
                                            -----------------------------------
                                            Its: Scott D. Silverman
                                                 Senior Vice President